UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2023
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Charmany Drive
Madison, Wisconsin 53719
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On September 29, 2023, First Business Financial Services, Inc. (the “Company”) sold and issued $15 million in aggregate principal amount of 8.0% Subordinated Debentures (the “Debentures”) to certain “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Debentures were offered and sold in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506 of Regulation D thereunder. The Company intends to use the net proceeds from the sale of the Debentures for general corporate purposes.

The Debentures, which have been structured to qualify as Tier 2 capital of the Company for regulatory risk-based capital purposes, mature on September 29, 2033, and will bear interest at a fixed rate of 8.0% per annum for their entire term. The Company may, at its option, redeem the Debentures, in whole or part, at any time after the fifth anniversary of issuance, at a price equal to 100% of the outstanding principal amount of such Debentures redeemed plus accrued but unpaid interest up to, but excluding, the redemption date, subject to any required prior approval of the Board of Governors of the Federal Reserve System. Except upon acceleration as noted below, the Debentures are not subject to repayment at the option of the holders.

Payment of principal and accrued interest on the Debentures may be accelerated by a holder of the Debentures only upon the Company’s bankruptcy (liquidation or reorganization) or the receivership of its wholly-owned bank subsidiary, First Business Bank. There is no right of acceleration in the case of default in the payment of interest on the Debentures or the performance of any of the Company’s other obligations under the Debentures.

This description of the Debentures does not purport to be complete and is qualified in its entirety by reference to the form of 8.0% Subordinated Debenture which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

The press release issued by the Company on October 4, 2023, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
    The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

4.1	Form of 8.0% Subordinated Debenture
99.1	Press Release by First Business Financial Services, Inc. dated October 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2023	FIRST BUSINESS FINANCIAL SERVICES, INC.

	By:	/s/ Brian D. Spielmann
	Name:	Brian D. Spielmann
	Title:	Chief Financial Officer